SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 20, 1997
                Date of report (Date of earliest event reported)




                           K-V PHARMACEUTICAL COMPANY
             (Exact name of Registrant as specified in its charter)




    Delaware                        1-9601                    43-0618919
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


2503 South Hanley Road, St. Louis, Missouri                       63144
 (Address of principal executive offices)                      (Zip Code)


                                 (314) 645-6600
              (Registrant's telephone number, including area code)




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Item 9.   Sales of Equity Securities Pursuant to Regulation S

         On March 20, 1997, K-V Pharmaceutical Company (the "Company") completed its sale of 200,000 previously unissued shares of the Company's Class A Common Stock, par value $0.01 per share, to Roche International, Ltd. of Hamilton, Bermuda for cash consideration in the amount of $3,500,000 in a transaction exempt from the registration requirements of the Securities Act of 1933 by reason of Regulation S promulgated thereunder.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  April 2, 1997
                                         K-V PHARMACEUTICAL COMPANY



                                         By:  /s/ Gerald R. Mitchell
                                            ---------------------------
                                              Gerald R. Mitchell
                                              Vice President - Finance



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